Filed by Remark Media, Inc. pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Banks.com, Inc.
Commission File No. 001-33074

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously disclosed in a Current Report on Form 8-K filed on February 28, 2012, on February 26, 2012, Remark Media, Inc. (“Remark Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Banks.com, Inc., a Florida corporation (“Banks.com”), and Remark Florida, Inc.,  a Florida corporation and wholly owned subsidiary of Remark Media (“Merger Sub”).  Pursuant to the Merger Agreement and subject to the conditions set forth therein, Remark Media will acquire Banks.com through the merger (the “Merger”) of Merger Sub with and into Banks.com, with Banks.com surviving the Merger as a wholly owned subsidiary of Remark Media.

Pursuant to the terms of the Merger Agreement, if the Merger had not closed by May 31, 2012, either Remark Media or Banks.com had the right to terminate the Merger Agreement.  On June 5, 2012, Remark Media, Banks.com and Merger Sub entered into Amendment No. 1 to the Merger Agreement pursuant to which the parties agreed to extend such date to June 30, 2012.  If the Merger is not closed by such date, either Remark Media or Banks. com will once again have the right to terminate the Merger Agreement.

In connection with such Amendment, each of the principal stockholders of Banks.com executed new Stockholders Support Agreements effective June 5, 2012.  Such new Agreements extended the date through which they agreed to vote their shares of Banks.com common stock in favor of the Merger to June 30, 2012.  There were no further changes to such Support Agreements.

Where You Can Find Additional Information

In connection with the proposed transaction, Remark Media has filed a registration statement/proxy statement with the SEC. REMARK MEDIA AND BANKS.COM URGE INVESTORS TO READ THE REGISTRATION STATEMENT/PROXY STATEMENT  CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REMARK MEDIA, BANKS.COM AND THE PROPOSED TRANSACTION.  Investors may obtain free copies of the registration statement/proxy statement (when available) as well as other filed documents containing information about Remark Media at http://www.sec.gov, the SEC's free internet site.

Remark Media and its respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Banks.com in favor of the pending transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the pending transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on June 6, 2012.

Forward-Looking Statements

Statements that describe the objectives, expectations, plans or goals of Banks.com, Remark Media or Merger Sub (including, without limitation, their expectations with respect to the timing of the closing of the merger) are forward-looking statements. Forward looking-statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.  In addition, the acquisition is subject to the satisfaction of certain conditions and the absence of events that could give rise to the termination of the Merger Agreement for the acquisition.  We caution against placing undue reliance on forward-looking statements, which reflect our current beliefs and are based on information currently available to us as of the date a forward-looking statement is made. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from our forward-looking statements may appear in Banks.com’s or Remark Media’s public filings with the SEC, which are available at www.sec.gov, and which you are advised to consult.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                      Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger among Remark Media, Inc., Remark Florida, Inc. and Banks.com, Inc. dated June 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:  June 6, 2012                                                                By:  /s/ Bradley T. Zimmer
Name:  Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel